October 20, 1999

To Our Shareholders:

         The economic situation, both domestic and foreign, is far more favorable than it was a year ago. The financial markets appear to have incorporated a third monetary tightening in their pricing. We believe that this merely represents withdrawal of the stimulus that was applied last year in the midst of the global currency crisis, not a response to emerging inflationary pressures. With the enormous expansion of liquidity reserves by the Federal Reserve System to deal with potential Y2K computer problems in the financial sector, a final tightening is not likely to disrupt financial markets.

         While the actions of the monetary authorities are reassuring, liquidity is never a problem for the Lake Forest Money Market Fund as its entire portfolio matures each business day. It is never in the position of having to sell securities in order to meet redemptions. Each morning the Fund holds 100 percent cash, which is fully available for redemptions. Further, redemptions from LFMXX are typically done through the Federal Reserve wire transfer system which is regarded by many as the most secure and reliable funds transfer system in the world.

         Volatile markets can be distracting, even to experienced investors with sound long-term strategies. In the face of severe volatility, our Lake Forest Core Equity Fund returned 20.44 percent for the year ended September 30th. This year the economic situation has reversed. The economy is expanding at a 4.5 percent rate, S&P operating earnings are up 15 percent, and the rest of the world is reviving, with global GDP expected to expand 3.5 percent next year. Inflation remains muted, and the economic fundamentals are solid.

         Unaudited financial statements for the period ended August 31st are enclosed for your information. They include schedules of portfolio investments and financial highlights for each fund that are prepared in accordance with industry standards. The statements demonstrate a consistency of style in portfolio management that you have come to expect.

                                        Irving V. Boberski
                                        Chief Executive Officer

LAKE FOREST CORE EQUITY FUND
FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout the period)


                                       (Unaudited)
                                        6 months     Year        Year        Year        Year
                                         ended       ended       ended       ended      ended
                                        8/31/99     2/28/99     2/28/98     2/28/97    2/29/96
                                        -------     -------     -------     -------    -------


Net asset value, beginning of period    $ 29.23     $ 25.89     $ 20.04     $ 17.34     $ 15.00

Income from investment operations:
Net investment income ...............      0.12        0.22        0.31        0.39        0.56
Net realized and unrealized
     gain/(loss) on investments .....      1.85        3.40        5.83        3.07        2.13
Total from investment operations ....      1.97        3.62        6.14        3.46        2.69

Less distributions:
Dividends from net investment income      (0.14)      (0.27)      (0.29)      (0.37)      (0.15)
Distribution from realized gains from
     security transactions ..........      0           0.00        0.00       (0.39)      (0.20)
Return of capital ...................                                          0          (0.01)
Total distributions .................     (0.14)      (0.28)      (0.29)      (0.76)      (0.35)
Net asset value, end of period ......   $ 31.06     $ 29.23     $ 25.89     $ 20.04     $ 17.34
                                        -------     -------     -------     -------     -------
Total return ........................      6.74%      14.03%      30.87%      20.65%      18.59%

Ratios/supplemental data:
Net assets, end of period (in 000's)    $13,856     $11,425     $ 7,890     $ 2,592     $ 1,016
Ratio of expenses to average
     net assets (Note 3) ............      1.25%       1.25%       1.19%       1.00%       0.45%
Ratio of net investment income to
     average net assets .............      0.79%       0.81%       1.32%       2.10%       3.89%
Portfolio turnover rate .............      1.53%       0.00%       0.00%       0.00%     129.77%


The accompanying notes are an integral part of these financial statements.

LAKE FOREST MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout the period)



                                                 (Unaudited)
                                                  6 months      Year       Year        Year         Year
                                                    ended       ended      ended       ended        ended
                                                   8/31/99     2/28/99    2/28/98     2/28/97      2/29/96


Net asset value, beginning of period ...........   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00

Income from investment operations:
Net investment income ..........................      0.02        0.05        0.05        0.05        0.06
Net realized and unrealized
     gain on investments .......................      0.00        0.00        0.00        0.00        0.00
Total from investment operations ...............      0.02        0.05        0.05        0.05        0.06

Less distributions:
Dividends from net investment income ...........     (0.02)      (0.05)      (0.05)      (0.05)      (0.06)
Distribution from realized gains from
     security transactions .....................      0.00        0.00        0.00        0.00        0.00
Total distributions ............................     (0.02)      (0.05)      (0.05)      (0.05)      (0.06)
Net asset value, end of period .................   $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                   -------     -------     -------     -------     -------
Total return ...................................      2.41%       5.10%       5.51%       5.13%       5.50%

Ratios/supplemental data:
Net assets, end of period (in 000's) ...........   $13,193     $11,469     $ 5,332     $ 3,016     $ 1,787
Ratio of expenses to average net assets (Note 3)      0.50%       0.50%       0.50%       0.50%       0.50%
Ratio of expenses to average net assets,
   after reimbursement (Note 3) ................      0.125%      0.125%      0.125%      0.125%      0.08%
Ratio of net investment income to
     average net assets ........................      4.76%       4.67%       5.01%       4.75%       5.09%
Ratio of net investment income to
     average net assets, after reimbursement ...      4.76%       5.04%       5.38%       5.13%       5.50%
Portfolio turnover rate ........................      0.00%       0.00%       0.00%       0.00%       0.00%


The accompanying notes are an integral part of these financial statements.

LAKE FOREST FUNDS
STATEMENT OF ASSETS AND LIABILITIES
(Unaudited)
August 31, 1999

                                                         CORE           MONEY
                                                        EQUITY         MARKET
ASSETS:
Investments in securities, at value
         (cost $10,400,568 and $13,254,000,
         respectively) (Note 2) .................   $ 13,852,333    $ 13,254,000
Receivable for fund shares sold .................            100               0
Receivable from interest and dividends ..........         17,979               0
         Total Assets ...........................     13,870,412      13,254,000

LIABILITIES:
Payables:
         Advisory fees (Note 3) .................         14,552           1,400
         Dividends payable ......................              0          59,181
         Other payables .........................              0             496
         Total Liabilities ......................         14,552          61,077

         Net Assets .............................   $ 13,855,860    $ 13,192,923

NET ASSETS CONSIST OF:
         Additional paid in capital .............   $ 10,323,276    $ 13,192,923
         Accumulated net investment
             income(loss) .......................         (6,404)              0
         Accumulated net realized gain from
             investment transactions ............         87,224               0
         Net unrealized appreciation on
             investments ........................      3,451,764               0
         Net Assets .............................   $ 13,855,860    $ 13,192,923

Net asset value and redemption
         price per share
         ($13,855,860/446,143 and
         $13,192,923/13,192,923
         shares of capital stock outstanding,
         respectively, Note 4) ..................   $      31.06    $       1.00
                                                    ------------    ------------


The accompanying notes are an integral part of these financial statements

LAKE FOREST FUNDS
STATEMENTS OF OPERATIONS
(Unaudited)
For the six months ended August 31, 1999


                                                            CORE       MONEY
                                                           EQUITY     MARKET
INVESTMENT INCOME:
Dividend ..........................................     $  82,780     $       0
Interest ..........................................        51,677       318,838
                                                          134,457       318,838
EXPENSES:
Advisory fee (Note 3) .............................     $  82,593     $  32,667
         Total expenses ...........................        82,593        32,667

Less: Expense reimbursement
         from advisor (Note 3) ....................             0       (24,483)
              Net expenses ........................        82,593         8,184
              Net investment income ...............        51,864       310,654

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
(Note 2)
Net realized gain from investment
         transactions .............................        87,379             0
Net increase in unrealized appreciation of
         investments ..............................       641,630             0
Net realized and unrealized gain
         on investments ...........................       729,009             0
Net increase in net assets resulting
         from operations ..........................     $ 780,873     $ 310,654


The accompanying notes are an integral part of these financial statements

SCHEDULE OF INVESTMENTS
LAKE FOREST CORE EQUITY FUND
August 31, 1999
(Unaudited)

 SHARES                                                  MARKET VALUE
 ------                                                  ------------

COMMON STOCKS - 94.50%

AEROSPACE/DEFENSE - 3.16%
   5,500    Boeing Co ..................................    $249,219
   5,000    Lockheed Martin Corp .......................     185,000
      63    Raytheon Co. Cl A ..........................       4,229
                                                             438,448

AUTOS AND TRUCKS - 2.32%
     249    Daimler/Chrysler AG ........................      18,722
     698    Delphi Automative Systems ..................      13,088
   4,300    Ford Motor Co ..............................     224,138
   1,000    General Motors Corp ........................      66,125
                                                             322,072

BEVERAGES - 3.19%
   1,000    Coca Cola Co ...............................      59,813
  11,200    Pepsico Inc ................................     382,200
                                                             442,013

CHEMICALS - 5.76%
   8,000    DuPont (E.I.) De Ne Mours ..................     507,000
     200    Eastman Chemical Co ........................       9,288
   4,500    Monsanto Co ................................     184,781
     900+   Solutia Inc.................................      18,000
   1,400    Union Carbide Corp Hldg. Co ................      79,625
                                                             798,694
COMPUTERS-INFORMATION TECH - 0.04%
     137+   NCR Corp....................................       5,994

COMPUTERS-MAIN FRAME - 0.72%
     800    International Business Machines Corp .......      99,650

COMPUTERS-MICRO - 1.00%
   6,000    Compaq Computer Corp .......................     139,125

COMPUTER SOFTWARE/SERVICES - 4.01%
   6,000+   Microsoft Co................................     555,375

COSMETICS & TOILETRIES - 4.30%
   6,000    Proctor & Gamble Co ........................     595,500

DIVERSIFIED FINANCIAL SERVICES - 1.80%
   7,252    Associates First Capital Corp Cl A .........     248,834

DIVERSIFIED MANUFACTURING - 4.05%
   5,000    General Electric Co ........................     561,563

ELECTRIC-INTEGRATED - 0.52%
   2,600    Reliant Energy Inc .........................      71,988

ELECTRONICS-SEMICONDUCTORS - 5.51%
   4,000    Intel Corp .................................     328,750
   4,000    Motorola Inc ...............................     369,000
     800    Texas Instruments Inc ......................      65,650
                                                             763,400

+ Denotes non-income producing security
The accompanying notes are an integral part of these financial statements.


                                      -6-


SCHEDULE OF INVESTMENTS
LAKE FOREST CORE EQUITY FUND
August 31, 1999(Unaudited) - (Continued)

SHARES                                                  MARKET VALUE
------                                                  ------------

FINANCIAL-BANKS, COMMERCIAL - 9.74%
   12,000     Bank of New York Co. Inc .............     $ 429,000
   14,400     Mellon Bank Corp .....................       480,600
    8,400     PNC Bank Corp ........................       439,425
                                                         1,349,025

FOOD-MISCELLANEOUS/DIVERSIFIED - 0.51%
    2,000     Kellogg Co ...........................        71,125

FOOD-PROCESSING - 0.73%
    1,200     General Mills Inc ....................       100,500

MEDICAL-DRUGS - 5.39%
    9,000     American Home Products Corp ..........       373,500
    5,000     Lilly (Eli) & Co .....................       373,125
                                                           746,625

MEDICAL PRODUCTS - 2.21%
    3,000     Johnson & Johnson ....................       306,750

MONEY CENTER BANKS - 2.53%
    7,875     Citigroup ............................       349,945

Networking Products - 8.08%
   16,500+    Cisco Systems.........................     1,118,906

OIL-FIELD SERVICES - 2.41%
    5,000     Schlumberger Ltd .....................       333,750

OIL/GAS-DOMESTIC - 0.17%
    1,200     Tenneco Inc ..........................        24,150

OIL/GAS-INTERNATIONAL - 3.79%
    2,646     BP Amoco PLC .........................       296,683
    3,600     Texaco Inc ...........................       228,600
                                                           525,283

PIPELINES - 0.59%
    2,222     El Paso Energy Corp ..................        81,242

PHARMACEUTICALS - 3.16%
   10,100     Abbott Laboratories ..................       438,088

RETAIL-DEPARTMENT STORES - 1.54%
      400+    Federated Department Inc..............        18,400
    5,200     Sears Roebuck & Co ...................       195,000
                                                           213,400

RETAIL-FOOD STORES - 1.67%
   10,000+    Kroger Co.............................       231,250

RETAIL-RESTAURANTS - 4.22%
   14,000     McDonalds Corp .......................       579,250
      120+    Tricon Global Restaurants Inc.........         4,875
                                                           584,125

Shipbuilding - 0.05%
      240     Newport News Shipbuilding Inc ........         7,545

+ Denotes non-income producing security
The accompanying notes are an integral part of these financial statements.


                                      -7-



SCHEDULE OF INVESTMENTS
LAKE FOREST CORE EQUITY FUND
August 31, 1999
(Unaudited) - (Continued)

   SHARES                                               MARKET VALUE
   ------                                               ------------

TELECOMMUNICATION EQUIPMENT - 3.95%
    8,552     Lucent Technologies Inc ..............       547,863

TELEPHONE-LONG DISTANCE - 5.65%
    9,000     AT&T Corp ............................      $405,000
    5,000+    MCI Worldcom Inc .....................       378,750
                                                           783,750

TOBACCO - 1.73%
    6,400     Phillip Morris Companies Inc .........       239,600

              TOTAL COMMON STOCKS
              (Cost $9,643,810) ....................    13,095,575

SHORT-TERM INVESTMENTS - 0.01%
      758     Star Treasury Fund
              (Cost $758) ..........................           758

SHORT-TERM DEBT - 5.46%
 $756,000     Federal Home Loan Bank Disc Note
              5.40%, due 09/01/99.
              (Cost $756,000) ......................       756,000

              Total Investments at Market
              (Cost $10,400,568)           99.97%       13,852,333

Other assets in excess of liabilities       0.03%            3,527
Total Net Assets                          100.00%      $13,855,860

(1) Federal Tax Information: At August 31, 1999 the net unrealized appreciation based on cost for Federal Income tax purposes of $10,400,568 was as follows:
         Aggregate gross unrealized apprecation for all investments for which there was an excess of value over cost $3,643,804 Aggregate gross unrealized deprecation for all investments for which there was an excess of cost over value (192,040) Net unrealized appreciation
         $3,451,764

+ Denotes non-income producing security
The accompanying notes are an integral part of these financial statements.


                                      -8-




SCHEDULE OF INVESTMENTS
LAKE FOREST MONEY MARKET FUND
August 31, 1999
(Unaudited)

  PAR VALUE                                          MARKET VALUE
  ---------                                          ------------

SHORT-TERM DEBT - 100.46%
$13,254,000   Federal Home Loan Bank Disc Note
              5.40%, due 09/01/99
              (Cost $13,254,000) ...................  $13,254,000

              Total Investments
              (Cost $13,254,000)         100.46%       13,254,000

              Liabilities in excess
              of other assets             (0.46)%         (61,077)
              Total Net Assets           100.00%      $13,192,923

The accompanying notes are an integral part of these financial statements.


LAKE FOREST FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999(Unaudited)

NOTE 1. ORGANIZATION
         The Lake Forest Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Trust was established under the laws of Ohio by an Agreement and Declaration of Trust dated November 23, 1994 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Share of two series have been authorized, which constitute the interest in Lake Forest Core Equity Fund ("the Equity Fund") and Lake Forest Money Market Fund (the "Money Market Fund"). The investment objective of the Equity Fund is to provide long term capital appreciation together with current income. The investment objective of the Money Market Fund is to provide the highest level of current income consistent with liquidity and security of principal.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.
         SECURITY VALUATION-Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by a pricing committee, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.
         Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by a pricing committee, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued (except for the Money Market Fund) by using the amortized cost method of valuation, which the Board has determined will represent fair value.
         FEDERAL INCOME TAXES-Each Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. The Equity Fund intends to declare and pay dividends on a quarterly basis, and the Money Market Fund intends to declare daily and pay monthly. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year. Therefore no provision for income taxes is required.
         OTHER-Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

LAKE FOREST FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999
(Unaudited) - (Continued)

         ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT
         The Trust has an investment advisory agreement with Boberski & Company ("the Adviser"). Under the terms of the management agreement, The Adviser manages the Fund's investments subject to the supervision of the Board of Trustees and pays all of the operating expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. The Funds are responsible for payment of expenses incurred in connection with the organization and initial registration of their shares. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Equity Fund and .50% of the average daily net assets of the Money Market Fund. The Adviser has agreed to cap the fee for the Money Market Fund at .125% at least through the year ended February 29, 2000. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while each Funds' expenses except those specified above are paid by the Advisor.
         The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the six months ended August 31, 1999, the Adviser has received a fee of $82,593 from the Equity Fund and $8,184 from the Money Market Fund.

NOTE 4. CAPITAL SHARE TRANSACTIONS
         As of August 31, 1999 there was an unlimited number of no par value shares of capital stock authorized for each Fund.

         Transactions in capital stock were as follows:

                              Core Equity                   Core Equity
                              -----------                   -----------
                              For the six                   For the year
                              months ended                     ended
                             August 31, 1999              February 28, 1999
                              (Unaudited)

                            Shares       Amount          Shares        Amount
                            ------       ------          ------        ------

Shares sold                 79,962    $ 2,476,883        181,831    $ 4,935,734

Shares issued in
reinvestment of
dividends                    1,852         57,274          3,521         96,067

Shares redeemed            (26,505)      (825,427)       (99,237)    (2,681,917)

Net increase                55,309    $ 1,708,730         86,115    $ 2,349,884

LAKE FOREST FUNDS
NOTES TO FINANCIAL STATEMENTS
August 31, 1999
(Unaudited)-(Continued)

                              Money Market                  Money Market
                              ------------                  ------------
                              For the six                   For the year
                              months ended                     ended
                             August 31, 1999               February 28, 1999
                              (Unaudited)

                           Shares        Amount          Shares        Amount
                           ------        ------          ------        ------

Shares sold              3,018,013    $ 3,018,013      8,693,271    $ 8,693,271

Shares issued
in reinvestment of
dividends                  273,831        273,831        372,716        372,716

Shares redeemed         (1,567,655)    (1,567,655)    (2,928,880)    (2,928,880)

Net increase             1,724,189    $ 1,724,189      6,137,107    $ 6,137,107


NOTE 5. DISTRIBUTIONS TO SHAREHOLDERS

         For the six months ended August 31, 1999, the Equity Fund made quarterly distributions totaling $.14, aggregating $58,268 from investment income.
         For the six months ended August 31, 1999, the Money Market Fund made monthly distributions totaling $.02, aggregating $310,654 from net investment income.

NOTE 6. INVESTMENT TRANSACTIONS
         Purchases and sales, excluding short term securities, for the six months ended August 31, 1999 aggregated $2,411,105 and $170,759, respectively, for the Equity Fund.
--------------------------------------------------------------------------------
This 1999 Semi-Annual Report must be accompanied with or preceded by a current prospectus of the Lake Forest Funds. Read it carefully before investing or sending money.